Exhibit 3.15

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “FIRST CASH MANAGEMENT, L.L.C.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2000, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE FIRST DAY OF AUGUST, A.D. 2001, AT 1:53 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE ELEVENTH DAY OF JULY, A.D. 2012, AT 7:10 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FIFTH DAY OF OCTOBER, A.D. 2012, AT 5:07 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “FIRST CASH MANAGEMENT, L.L.C.”.

/s/ Jeffrey W. Bullock
3337591 8100H	[SEAL]	Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 1217681

140348252		DATE: 03-18-14

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 12/28/2000 001656824 – 3337591

CERTIFICATE OF FORMATION

OF

FIRST CASH MANAGEMENT, L.L.C.

This Certificate of Formation of First Cash Management, L.L.C. (the “L.L.C.”) is being duly executed and filed by Rick L. Wessel as an authorized person to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. §18-101, et seq.).

FIRST. The name of the limited liability company formed hereby is First Cash Management, L.L.C.

SECOND. The address of the registered office of the L.L.C. in the State of Delaware is:

200 West Ninth Street, Suite 102

Wilmington, Delaware 19801

THIRD. The name and address of the registered agent for service of process on the L.L.C. in the state of Delaware are:

The Delaware Corporation Agency, Inc.

200 West Ninth Street, Suite 102

Wilmington, Delaware 19801

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the 28th day of December, 2000.

/s/ Rick L. Wessel
Rick L. Wessel
Authorized Person

CERTIFICATE OF AMENDMENT

OF

FIRST CASH MANAGEMENT, L.L.C.

1.	The name of the limited liability company is First Cash Management, L.L.C.

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

The registered office of First Cash Management, L.L.C. in the State of Delaware is:

200 West Ninth Street Plaza

Wilmington, Delaware 19801

The name and address of the registered agent for service of process on First Cash Management, L.L.C. in the State of Delaware is:

Belfint, Lyons & Shuman, P.A.

200 West Ninth Street Plaza

Wilmington, Delaware 19801

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of First Cash Management, L.L.C. this 24th day of January, 2001.

/s/ Rick L. Wessel
Rick L. Wessel

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:53 PM 08/01/2001 010374677 – 3337591

State of Delaware Secretary of State Division or Corporations Delivered 08:21 PM 07/11/2012 FILED 07:10 PM 07/11/2012 SRV 120827886 – 3337591 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is FIRST CASH MANAGEMENT, L.L.C.

2. The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington, Zip Code 19801. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE CORPORATION TRUST COMPANY.

By:	/s/ Rick L. Wessel
Authorized Person

Name:	Rick L. Wessel
Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 05:17 PM 10/25/2012 FILED 05:07 PM 10/25/2012 SRV 121167908 – 3337591 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is FIRST CASH MANAGEMENT, L.L.C.

2. The Registered Office of the limited liability company in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company.

By:	/s/ Maureen Cathell
Authorized Person

Name:	Maureen Cathell
Print or Type